                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2003


               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   ----------

          DELAWARE                       1-10367                  71-0675758
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

            914 N JEFFERSON STREET
             SPRINGDALE, ARKANSAS                              72764
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (479) 756-7400

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as a part of this report:

         99.1 Press Release of Advanced Environmental Recycling Technologies, Inc. dated October 14, 2003

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 14, 2003, Advanced Environmental Recycling Technologies, Inc. (the "Company") issued a press release announcing the refinancing of its previously issued City of Springdale 1999 Industrial Development bonds, the proceeds of which have been escrowed for the last several years. A copy of the Company's October 14, 2003 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Advanced Environmental Recycling
                                              Technologies, Inc.

Date: October 14, 2003                      /s/ Joe G. Brooks
                                            ------------------------------------
                                            Joe G. Brooks
                                            Chairman, Co-CEO and President


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                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER         DESCRIPTION
 -------        -----------
  99.1          Press Release of Advanced Environmental Recycling Technologies,
                Inc. dated October 14, 2003